Acquisition of subsidiaries	12 Months Ended
Dec. 31, 2014
Acquisition of subsidiaries [Abstract]
Acquisition of subsidiaries

9. Acquisition of subsidiaries

(a) Acquisition of Jiangsu Jiajing Real Estate Co., Ltd.

             On September 25, 2013, Kunshan Xinyuan signed an agreement to acquire a 100% equity interest in Jiangsu Jiajing Real Estate Co., Ltd. (“Jiangsu Jiajing”) for purpose of acquiring a real estate property under development located in Kunshan, Jiangsu Province.

             Kunshan Xinyuan paid a purchase price of approximately US$93,130,411 in cash to complete the acquisition on October 18, 2013 (“acquisition date”). The goodwill recognized at acquisition date amounting to US$1,574,319 is as a result of the ASC 740 requirement to recognize a deferred tax liability, calculated as the difference between the tax effect of the fair value of the acquired real estate property under development and its corresponding tax base. None of the goodwill recognized is tax deductible.

             An analysis of the cash flows in respect of the acquisition of Jiangsu Jiajing is as follows:

US$

Cash consideration	(93,130,411)
Cash and cash equivalents acquired	308,157
Net outflow of cash and cash equivalents	(92,822,254)
Effect of exchange rate changes on cash and cash equivalents	1,479,334
(91,342,920)

             The purchase price allocation for the acquisition is primarily based on a valuation determined by the Group with the assistance of an independent third party valuation firm. The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition on October 18, 2013.

US$

Total purchase price	93,130,411

Net identifiable assets acquired:
Cash and cash equivalents	308,157
Other receivables	166,444
Real estate property under development	224,212,305
Goodwill	1,574,319
Furniture and fixtures, and vehicles	173,357
Current liabilities	(48,446,162)
Deferred tax liabilities	(84,858,009)
Net assets acquired	93,130,411

             The amount of revenue and net income of Jiangsu Jiajing included in the Group's consolidated statement of comprehensive income for the period from the acquisition date to December 31, 2013 are as follows:

US$

Revenue	21,651,431
Cost of revenue	17,218,614
Gross profit	4,432,817
Net income	2,137,735

             Unaudited pro forma consolidated financial information

             The following unaudited pro forma consolidated financial information for the years ended December 31, 2012 and 2013 is presented as if the acquisition had occurred at the beginning of the periods presented. These pro forma results are not indicative of what operating results would have been had the acquisition actually taken place on the date indicated. The pro forma adjustments are based on available information and certain assumptions the management believes are reasonable.

	Year Ended December 31, 2012	Year Ended December 31, 2013
	US$	US$
	(unaudited)	(unaudited)
Revenue	914,798,552	897,738,056
Cost of revenue	634,763,270	598,691,478
Gross profit	280,035,282	299,046,578
Operating expenses	56,941,422	87,656,183
Net income	156,824,594	123,920,280
Earnings per basic share	1.09	0.85
Earnings per diluted share	1.08	0.83

(b) Acquisition of XIN Eco Marine Group Properties Sdn Bhd

On December 29, 2014, Xinyuan International (Hong Kong) Property Investment Inc. (“XYHK”) signed an agreement to acquire a 100% equity interest in XIN Eco Marine Group Properties Sdn Bhd (formerly named as EMG Group Properties Sdn Bhd) (“EMG”) for purpose of acquiring a land reclamation development located in Pekan Klebang, Section II, District of Melaka Tengah, Malaysia.

XYHK paid a purchase price of approximately US$10 million in cash to complete the acquisition on December 29, 2014 (“acquisition date”). The goodwill recognized at acquisition date amounting to US$278,300, which is not tax deductible, is primarily attributable to synergies expected to be achieved from the acquisition through expansion into an overseas market. The accounting for this acquisition is incomplete because the transaction occurred only shortly before the end of the fiscal year and therefore, the amounts recognized in the consolidated financial statements are regarded provisional as of December 31, 2014.

On the acquisition date, EMG signed an agreement (“Service Agreement”) with one of the selling shareholders, Mr. Alex Teh Chee Teong (“Mr.Teh”), appointing Mr. Teh as a Project Manager to assist XYHK in supervising and completing the land reclamation development within twenty four months from the commencement date. Under the same Service Agreement, EMG granted Mr. Teh an option to purchase 25% of EMG's equity interest (“Share Option”) in exchange for post-acquisition services subject to the fulfillment of certain performance conditions. The Company with the assistance of an independent valuer determined that the fair value of the Share Option at the acquisition date is US$3,167,000. However, no compensation expense was recorded as of December 31, 2014 since such performance conditions were not met.

Since the acquisition date, neither the results of operations nor pro forma results of operations of EMG were presented because the effects of EMG were not material to the Group's consolidated financial statements.

An analysis of the cash flows in respect of the acquisition of EMG is as follows:

US$

Cash consideration	(10,000,000)
Cash and cash equivalents acquired	2,200
Net outflow of cash and cash equivalents	(9,997,800)

The purchase price allocation for the acquisition is primarily based on a valuation determined by the Group with the assistance of an independent third party valuation firm. The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition on December 29, 2014.

US$

Total purchase price	10,000,000

Net identifiable assets acquired:
Cash and cash equivalents	2,200
Land reclamation development	9, 740,000
Goodwill	278,300
Current liabilities	(20,500)
Net assets acquired	10,000,000